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                                                                    EXHIBIT 99.1

                    Certification of Chief Executive Officer
                         Pursuant to 18 U.S.C. (S) 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)

     In connection with the Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 of Citizens Holding Company (the "Company"), as filed with the Securities Exchange Commission on the date hereof (the "Quarterly Report"), I, Steve Webb, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            /s/ Steve Webb
                                            ------------------------------------
                                            Steve Webb
                                            Chief Executive Officer